UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2014

Date of reporting period: October 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Bond Fund Government Reserves Portfolio

October 31, 2013

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class 1
Actual	$1,000	$1,000.10	$0.34	0.07%
Hypothetical**	$1,000	$1,024.18	$0.35	0.07%
*	Expenses are equal to the classes’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	1

Expense Example

PORTFOLIO OF INVESTMENTS

October 31, 2013 (unaudited)

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 99.8%
U.S. Government & Government Sponsored Agency Obligations – 99.8%
Federal Farm Credit Bank 8/06/14(a)	0.124%	$7,500	$7,500,001
5/12/14(a)	0.134%	480	479,949
6/06/14(a)	0.154%	600	600,003
7/16/14(a)	0.156%	4,000	4,000,874
12/23/13(a)	0.160%	920	920,097
11/19/13(a)	0.163%	1,635	1,635,068
11/18/13(a)	0.166%	675	675,025
1/14/14(a)	0.180%	3,300	3,300,678
2/24/14(a)	0.190%	7,440	7,442,366
9/08/14(a)	0.213%	1,085	1,085,844
4/25/14(a)	0.220%	3,000	3,001,689
12/06/13(a)	0.224%	2,000	2,000,276
12/04/13	0.230%	3,500	3,500,241
11/18/13(a)	0.260%	5,000	5,000,346
3/04/14	0.260%	4,950	4,953,013
7/14/14(a)	0.260%	1,200	1,201,278
9/15/14(a)	0.290%	1,500	1,502,250
3/27/14(a)	0.300%	2,200	2,201,888
5/19/14(a)	0.330%	225	225,262
5/29/14(a)	0.360%	650	650,948
2/27/14	1.125%	2,562	2,570,624
12/23/13	1.300%	1,035	1,036,800
Federal Home Loan Bank 2/14/14(a)	0.080%	8,050	8,049,975
2/03/14(a)	0.086%	4,000	3,999,628
1/16/14(a)	0.094%	5,150	5,150,092
11/13/13	0.100%	10,000	9,999,943
12/06/13	0.100%	3,265	3,265,092
3/12/14(a)	0.104%	15,000	14,998,956
5/02/14(a)	0.119%	3,000	2,999,875
5/01/14(a)	0.120%	10,500	10,500,005
11/13/13(a)	0.136%	15,000	15,000,279
2/03/14(a)	0.140%	1,300	1,300,202
4/15/14(a)	0.150%	15,000	15,004,155
12/06/13(a)	0.160%	7,800	7,800,606
12/20/13(a)	0.170%	5,900	5,900,800
2/24/14(a)	0.170%	4,400	4,401,328
11/25/13(a)	0.180%	3,000	3,000,220
2/28/14(a)	0.230%	1,500	1,500,790
6/04/14(a)	0.230%	1,170	1,170,777
2/13/14	0.300%	2,000	2,001,234
11/29/13	0.320%	900	900,165
2/25/14	0.350%	1,850	1,851,320
1/29/14	0.375%	1,775	1,776,142

2	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

3/14/14	2.375%	$1,600	$1,613,307
11/27/13	4.875%	1,550	1,555,283
12/13/13	4.875%	1,375	1,382,583
Federal Home Loan Bank Discount Notes
11/08/13	0.100%	4,565	4,564,911
1/10/14	0.155%	10,000	9,996,986
1/06/14	0.175%	3,525	3,523,869
1/03/14	0.185%	3,500	3,498,867
Federal Home Loan Mortgage Corp.
11/04/13(a)	0.146%	8,610	8,610,049
11/27/13	0.375%	1,973	1,973,441
2/27/14	0.375%	1,170	1,171,025
11/18/13(a)	0.380%	7,410	7,411,049
1/09/14	0.450%	1,104	1,104,711
12/23/13	0.625%	1,990	1,991,576
2/25/14	1.375%	515	517,112
1/15/14	4.500%	1,000	1,008,961
4/02/14	4.500%	3,225	3,284,217
11/15/13	4.875%	3,927	3,934,141
Federal Home Loan Mortgage Corp. Discount Notes 1/14/14	0.150%	15,000	14,995,375
Federal National Mortgage Association
11/14/13(a)	0.144%	10,000	10,000,234
6/20/14(a)	0.153%	900	900,120
3/04/14(a)	0.256%	765	765,338
12/18/13	0.750%	1,000	1,000,877
2/27/14	1.250%	2,842	2,852,519
Federal National Mortgage Association Discount Notes
1/03/14	0.120%	2,100	2,099,559
1/08/14	0.175%	1,228	1,227,594
U.S. Treasury Bill 1/16/14	0.136%	20,000	19,994,279
U.S. Treasury Notes
1/15/14	1.000%	35,000	35,063,725
4/15/14	1.250%	15,000	15,076,408
1/31/14	1.750%	15,000	15,063,173
2/28/14	1.875%	25,000	25,145,164

Total Investments – 99.8% (cost $377,382,557)			377,382,557
Other assets less liabilities – 0.2%			752,488

Net Assets – 100.0%			$378,135,045

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

(a)	Floating Rate Security. Stated interest rate was in effect at October 31, 2013.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	3

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2013 (unaudited)

Assets
Investments in securities, at value (cost $377,382,557)	$377,382,557
Cash	275,434
Interest receivable	513,719
Prepaid expenses	55,652
Receivable due from Adviser	18,280

Total assets	378,245,642

Liabilities
Registration fee payable	25,669
Audit fee payable	22,258
Miscellaneous payable	17,310
Offering cost payable	15,858
Legal fee payable	13,819
Payable for shares of beneficial interest redeemed	48
Accrued expenses	15,635

Total liabilities	110,597

Net Assets	$378,135,045

Composition of Net Assets
Shares of beneficial interest, at par	$378,135
Additional paid-in capital	377,756,419
Accumulated net realized gain on investment transactions	491

$378,135,045

Net Asset Value Per Share—27 billion shares of beneficial interest authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

1	$378,135,045	378,134,554	$1.00

See notes to financial statements.

4	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2013 (unaudited)

Investment Income
Interest		$149,080

Expenses
Advisory fee (see Note B)	$330,920
Distribution fee—Class 1	165,460
Transfer agency—Class 1	11,074
Amortization of offering expenses	55,348
Custodian	48,236
Administrative	36,869
Registration fees	27,623
Legal	22,954
Audit	22,342
Printing	7,475
Trustees’ fees	6,499
Miscellaneous	24,849

Total expenses	759,649
Less: expenses waived and reimbursed by the Adviser (see Note B)	(467,130)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(165,460)
Less: expenses waived by the Transfer Agent (see Note B)	(11,074)

Net expenses		115,985

Net investment income		33,095

Realized Gain on Investment Transactions
Net realized gain on investment transactions		491

Net Increase in Net Assets from Operations		$33,586

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	5

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2013 (unaudited)
Increase in Net Assets from Operations
Net investment income	$33,095
Net realized gain on investment transactions	491

Net increase in net assets from operations	33,586
Dividends to Shareholders from
Net investment income
Class 1	(33,095)
Transactions in Shares of Beneficial Interest
Net increase	378,134,554

Total increase	378,135,045
Net Assets
Beginning of period	– 0	–

End of period	$378,135,045

See notes to financial statements.

6	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of six portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Limited Duration High Income Portfolio and the Government Reserves Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Government Reserves Portfolio commenced operations on May 1, 2013. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Government Reserves Portfolio (the “Portfolio”). The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Only Class 1 shares are currently being offered. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	7

Notes to Financial Statements

the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2013:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
U.S. Government & Government Sponsored Agency Obligations	$	– 0	–	$377,382,557	$	– 0	–	$377,382,557

Total^	$	– 0	–	$377,382,557	$	– 0	–	$377,382,557

^	There were no transfers between Level 1 and Level 2 during the reporting period.

8	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	9

Notes to Financial Statements

positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold.

5. Dividends and Distributions

The Portfolio declares dividends daily from net investment income and is paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

6. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

7. Offering Expenses

Offering expenses of $111,000 have been deferred and are being amortized on a straight line basis over a one year period starting from May 1, 2013 (commencement of the Portfolio’s operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.20% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 0.19% of daily average net assets for Class 1. This fee waiver and/or expense reimbursement agreement will remain in effect until May 1, 2014 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days’ notice to the Portfolio prior to that date. For the six months ended October 31, 2013, such waiver/reimbursement amounted to $430,261. Such amount is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended October 31, 2013, the Adviser voluntarily agreed to waive such fees in the amount of $36,869.

10	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

Notes to Financial Statements

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $0 for the six months ended October 31, 2013.

For the six months ended October 31, 2013, the Transfer Agent has voluntarily agreed to waive all transfer agency fees in the amount of $11,074 for Class 1.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class 1. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of 0.10% of the Portfolio’s average daily net assets attributable to Class 1 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. For the six months ended October 31, 2013, the Distributor has voluntarily agreed to waive all of the distribution fees in the amount of $165,460 for Class 1 shares, limiting the effective annual rate to 0.00%.

NOTE D

Investment Transactions, Income Taxes and Distributions to Shareholders

At October 31, 2013, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The tax character of distributions to be paid for the year ending April 30, 2014 will be determined at the end of the current fiscal year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses.

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	11

Notes to Financial Statements

NOTE E

Transactions in Shares of Beneficial Interest

Transactions, all at $1.00 per share, were as follows:

Shares
Six Months Ended October 31, 2013 (unaudited)

Class 1
Shares sold	950,275,743
Shares issued in reinvestment of dividends	33,109
Shares redeemed	(572,174,298)

Net increase	378,134,554

NOTE F

Risks Involved in Investing in the Portfolio

Money Market Fund Risk—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio’s shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio’s other shareholders. The Portfolio’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk. The Commission continues to evaluate the rules governing money market funds, including Rule 2a-7. It is possible that changes to Rule 2a-7 could significantly impact the money market fund industry generally and, therefore, could affect the operation or performance of the Portfolio.

Interest Rate Risk and Credit Risk—The Portfolio’s primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio’s yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Portfolio may have difficulties in maintaining a positive yield, paying expenses out of the Portfolio’s assets, or maintaining a stable $1.00 NAV.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and

12	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

Notes to Financial Statements

principal payments or to fulfill its repurchase obligations). The Portfolio invests in highly-rated securities to minimize credit risk.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	13

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class 1
Six Months Ended October 31, 2013 (unaudited)

Net asset value, beginning of period	$ 1.00

Income From Investment Operations
Net investment income(a)(b)	.0001
Net realized and unrealized gain on investment transactions(c)	.00

Net increase in net asset value from operations	.0001

Less: Dividends
Dividends from net investment income	(.0001)

Net asset value, end of period	$ 1.00

Total Return
Total investment return based on net asset value(d)	.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$378,135
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.07%
Expenses, before waivers/reimbursements^	.46%
Net investment income(a)^	.02%

(a)	Net of fees and expenses waived/reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.00005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Raymond J. Papera, Vice President Maria R. Cona, Vice President	Edward Dombrowski, Vice President Stephen M. Woetzel, Controller Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	15

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the application of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Government Reserves Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on February 5-6, 2013.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed advisory fee was reasonable. The directors also reviewed certain supplemental information relating to the Portfolio that had been prepared by the Fund’s Senior Officer. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of

16	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio manager and other members of the investment team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including but not limited to receipt of 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	17

Investment Results

Since the Portfolio had not yet commenced operations, no performance or other historical information for the Portfolio was available. The Adviser manages AllianceBernstein Exchange Reserves (“Exchange Reserves”) and AllianceBernstein Fixed Income Shares – Government STIF Portfolio (“Government STIF Portfolio”), which have a similar investment style. The directors reviewed information prepared by the Adviser showing the net returns of these funds for the 1-, 3-, 5- and 10-year periods (as applicable) ended December 31, 2012 and the period since inception (March 1994 inception for Exchange Reserves and December 2006 inception for Government STIF Portfolio) as compared with their benchmarks. The directors noted that Exchange Reserves outperformed the Lipper Money Market Funds Average (the “Lipper Average”) in the 1-, 3- and 5-year periods and lagged it in the 10-year period and the period since inception. Exchange Reserves also outperformed the Barclays Capital U.S. Treasury Bills Index in the 1-year period but lagged that index in the 3-, 5- and 10-year periods and the period since inception. Government STIF Portfolio outperformed the Lipper Average in the 1-, 3- and 5-year periods and the period since inception. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing money market funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fee and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $500 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $500 million, its anticipated contractual advisory fee rate of 20 basis points was lower than the Expense Group median of 26 basis points. The directors noted that the Adviser had informed them that the other funds in the Expense Group were institutional funds and share classes, whereas it anticipated that the Portfolio would be a retail/institutional hybrid.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee rate, which also was a flat fee, was lower than the Portfolio’s proposed fee rate. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the

18	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors considered that the proposed fee for the Portfolio has a lower effective fee rate than Exchange Reserves on assets below $3 billion and the same rate for assets above $3 billion. The directors also considered that Government STIF Portfolio, which pays no advisory fee, is offered only as a cash management vehicle for selected institutional clients, including most of the AllianceBernstein funds, that pay advisory fees to the Adviser at various rates.

The directors also considered the estimated total expense ratio of the Class 1 shares of the Portfolio assuming $500 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The estimated total expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the estimated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors considered the proposed one year expense limitation of 0.19% for the Class 1 shares of the Portfolio. The Adviser informed the directors that it was likely voluntarily to waive fees or reimburse expenses beyond the amounts required by the expense limitation agreement for some period in light of the continuing low interest environment.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement,

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	19

and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision. The Lipper analysis reflected the Adviser’s agreement to cap the Portfolio’s expense ratio through the end of the Portfolio’s first year of operations.

The information reviewed by the directors showed that the Portfolio’s anticipated net expense ratio of 19 basis points, giving effect to the expense limitation agreement, was higher than the Expense Group and the Expense Universe medians of 13 basis points (after all contractual and non-contractual waivers). The Adviser informed the directors that the total expense ratios of the funds in the Expense Group reflected the waivers and reimbursements made for those funds to maintain positive yields in the continuing low interest environment. The Portfolio’s anticipated gross expense ratio (which excluded 12b-1/non-12b-1 service fees) of 32 basis points was lower than the Expense Group median of 34 basis points and higher than the Expense Universe median of 26 basis points.

The directors concluded that the Portfolio’s proposed fee rate was satisfactory and that its anticipated net expense ratio, taking into account the one-year expense limitation agreement, and its anticipated gross expense ratio were acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio does not contain breakpoints that reduce the fee rates on assets above specified levels and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. They considered the Adviser’s position that five of the eight funds in the Portfolio’s Expense Group (including the Portfolio) as well as the Federated Government Obligations Tax-Managed Fund, the money market fund from which most of the Portfolio’s initial assets are expected to be transferred, did not have breakpoints. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which

20	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	21

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Government Reserves Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio is a money market fund subject to Rule 2a-7 under the 1940 Act. The Portfolio’s investment objective is to maximize current income to the extent consistent with safety of principal and liquidity. The Portfolio invests at least 80%, and normally substantially all, of its net assets in marketable obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.3 The Portfolio’s weighted maturity and weighted average life will not exceed 60 and 120 days, respectively. The remaining maturity of each of the Portfolio’s investments will not exceed 397 days unless otherwise permitted by Rule 2a-7. The Adviser proposed the Barclays Capital 1-3 Month U.S. Treasury Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper, Inc. (“Lipper”) to place the Portfolio in its Institutional U.S. Government Money Market Funds category and Morningstar to place the Portfolio in its Taxable Money Market category.

The Fund has adopted a multi-class plan under Rule 18f-3 under the 1940 Act. Pursuant to the plan, at present, the Fund’s series are authorized to issue nine classes of shares. Accordingly, the Adviser proposes that the 18f-3 Plan authorize all nine classes of shares, notwithstanding the Portfolio is intended as a vehicle for Private and Institutional Clients, so only Class 1 shares of the Portfolio, which are available only to such clients, will initially be offered. The offering of

1	The information in the fee evaluation was completed on January 24, 2013 and discussed with the Board of Directors on February 5-6, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.”

3	Repurchase agreements relating to government securities and other commitments are considered government securities for the purposes of the 80% requirement.

22	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

Class 2 shares, which are normally intended for Private Clients with larger accounts, is not expected to be offered for at least one year after launch.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Government Reserves Portfolio[5]	0.20% of average daily net assets

4	Jones v. Harris at 1427.

5	The advisory fee schedule for the Portfolio has a lower effective fee rate than the advisory fee schedule of the Low Risk category, in which the Portfolio would have been categorized had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule for the Low Risk category is as follows: 0.45% on the first $2.5 billion, 0.40% on the next $2.5 billion and 0.35% on the balance.

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	23

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish an expense cap of 0.19% for the Portfolio’s Class 1 shares for an initial one year period after the Portfolio commences operations. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses for a three year period after the Portfolio commences operations to the extent that the reimbursement does not cause the expense ratio of the Portfolio to exceed its expense cap or cause the Portfolio to have a negative yield.6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[7]
Government Reserves Portfolio	Class 1	0.19%	0.42%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from

6	Offering expenses consist principally of the legal, accounting and federal and states securities registration fees paid by the Portfolio.

7	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $500 million.

24	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below are the Portfolio’s projected advisory fee and what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on the initial estimate of the Portfolio’s net assets at $500 million.9

Portfolio	Projected Net Assets ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)	Difference
Government Reserves Portfolio	$500.0	Fixed Income Money Market Schedule 0.10% Minimum Account Size: $100 million	0.100%	0.200%	0.100%

The Adviser manages Exchange Reserves and Government STIF Portfolio, which have a similar investment style as the Portfolio, and their advisory fee schedules are set forth in the table below. Also set forth are what would have been the effective advisory fees of the Portfolio had the advisory fee schedules for

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	25

Exchange Reserves and Government STIF Portfolio been applicable to the Portfolio based on the initial estimate of the Portfolio net assets at $500 million:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)	Difference (%)
Government Reserves Portfolio	Exchange Reserves	0.25% on the first $1.25 billion 0.24% on the next $250million 0.23% on the next $250 million 0.22% on the next $250 million 0.21% on the next $1 billion 0.20% on the balance	0.250%	0.200%	-0.050%
	Government STIF Portfolio[10]	Zero fee	0.000%	0.200%	0.200%

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee,

10	Government STIF Portfolio is not charged an advisory fee although the fund’s investment advisory agreement provides for the Adviser to be reimbursed for providing certain non-advisory services. The fund is intended to provide an investment option to institutional clients of the Adviser, including all of the AllianceBernstein Mutual Funds with the exception of Exchange Reserves, for short-term investment of uninvested cash. The fund is intended to offer clients competitive short-term returns and enable the Adviser to deliver more consistent and predictable returns while reducing expenses for clients. The Adviser will be compensated for its services to the fund by compensation the Adviser receives from institutional clients that invest in the fund.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

26	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

estimated at an initial asset level of $500 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)12 and the Portfolio’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Government Reserves Portfolio	0.200	0.255	4/8

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.15 The Portfolio’s total expense ratio rankings are also shown in the table below. It should be noted that many of the Portfolio’s peers’ investment advisers are waiving advisory fees and/or reimbursing expenses as a result of the current interest rate environment, resulting in low total expenses. To show the effect of these advisory fee waivers and/or expense reimbursements, gross Lipper expense ratio information is also provided.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	27

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Government Reserves Portfolio
Net	0.190	0.129	7/8	0.129	148/161
Gross[17]	0.320	0.337	2/8	0.264	101/161

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent, distribution and brokerage related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2011, ABI paid approximately 0.04%

16	Projected total expense ratio information pertains to the Portfolio’s Class 1 shares.

17	Gross expense ratios exclude 12b-1/non-12b-1 service fees.

28	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the Adviser, will charge a fee of $20 per account of Class 1 and 2 shares or, if higher, a minimum fee of $1,500 per month for providing transfer agency services to the Portfolio. In addition, the Adviser will pay ABIS amounts for out of pocket expenses incurred in providing services to the Portfolio. To the extent retail share classes are offered in the future, the ABIS fee schedule for those classes of the AllianceBernstein Mutual Funds will be used.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	29

dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $430 billion as of December 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. The Adviser does manage Exchange Reserves and Government STIF Portfolio which have a similar investment style as the Portfolio. Set forth in the table below are the 1, 3, 5, 10 year and since inception performance returns of these retail mutual funds against their benchmarks as of December 31, 2012:

	Periods Ending December 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Exchange Reserves	0.19	0.08	0.50	1.38	2.52
Lipper Money Market Funds Average[21]	0.02	0.02	0.47	1.45	2.87
Barclays Capital U.S. Treasury Bills Index	0.12	0.16	0.64	1.83	3.26
Inception Date: March 25, 1994

Government STIF Portfolio	0.13	0.13	0.60	N/A	1.38
Lipper Money Market Funds Average[21]	0.02	0.02	0.47	N/A	1.17
Inception Date: December 13, 2006

20

The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	Benchmark inception is the nearest month end after the mutual fund’s actual inception date.

30	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. However, the Portfolio’s advisory fee schedule, which has no breakpoints, lacks the potential for sharing economies of scale through breakpoints. The Senior Officer recommended that the Directors monitor the Portfolio’s effective advisory fee to ensure the reasonableness of the fee in comparison to the Portfolio’s Lipper peers as the Portfolio grows in asset size. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: March 5, 2013

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	31

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

32	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	33

NOTES

34	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

NOTES

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO •	35

NOTES

36	• ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND GOVERNMENT RESERVES PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GR-0152-1013

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 23, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 23, 2013